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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2010

SPENCE - LINGO & COMPANY LTD.

(Exact name of Registrant as specified in its charter)

Georgia State or other jurisdiction of incorporation or organization	001 34107 State or other jurisdiction of incorporation or organization	02 0808637 (I.R.S. Employer Identification No.)
656 Bellemeade Avenue Suite A Atlanta, GA (Address of principal executive offices)	30318 (Zip Code)
Registrant’s telephone number, including area code 770 369 1889
(Former name or former address, if changed since last report..)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 18, 2010, Spence-Lingo & Company, Ltd made a CORRESPONDENCE (CORRESP) filing regarding the first quarter dividend for the period (begriming November 1, 2009 and ending January 31, 2009). The filing was accepted, although it was not publicly disseminated. The text of that correspondence filing is included in this Form 8-K filing.and is labeled Exhibit 44.

Exhibit 44 Correspondence- Corporate action concerning 2009-2010 Quarter 1 dividend

FreedomTree Financial
The FreedomTree Financial Group

Jermaine E. Spence
Managing Partner

656 Bellemeade Avenue, NW
Suite A
Atlanta, GA 30318
toll-free 877.369.1889
Tel) 770.369.1889
jspence@freedomtreefinancial.com

February 18, 2010

United States Securities & Exchange Commission
100 F. Street, NE
Washington, DC 20549

REF: Spence-Lingo & Company, Ltd
Central Index Key 0001437765
Corporate action concerning 2009-2010 Quarter 1 dividend

Dear Sir or Madame::

I am writing regarding the first quarter dividend for the period starting November 1, 2009 and ending January 31, 2010. There was no payment on February 16, and there will be no dividend payment for fiscal quarter ending January 31, 2010.

As was put forth in the 10-K ANNUAL REPORT PURSUANT TO SECTION 13 or 15(d) of THE SECURITIES EXCHANGE ACT OF 1934 filed on January 8, 2010, the schedule for future dividend payments shall occur as is outlined in the tabular display below:

	Quarter End Date	*Dividend Payment*
Q1	January 31	February 15
Q2	April 30	May 15
Q3	July 31	August 15
Q4	October 31	November 15

The dividend payment schedule does not consider federal holidays.

With All Best Wishes
/s/Jermaine E. Spence
Jermaine E. Spence
Chief-Executive Officer

JES/

Cc: File

CorpAction-0001437765-div2010Q1-2010-16-2 Page 1

SIGNATURES Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 1, 2010 By: /s/ Jermaine E. Spence _________________________ Name: Jermaine E. Spence Title: Chief Executive Officer Spence-Lingo & Company, Ltd
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Exhibit Table	Securities Act forms								Exchange Act forms
	S1	S3	S4	S8	S11	F 1	F 3	F 4	10	8 K	10 D	10 Q	10 K
(44) Correspondence- Corporate action concerning 2009-2010 Quarter 1 dividend										X